Exhibit 99.1

BANDAG, INCORPORATED AND SUBSIDIARIES
                                                             (In thousands except per share data)
                                               --------------------------------  ----------------------------------
                                                     Three Months Ended                   Nine Months Ended
                                               --------------------------------  ----------------------------------
Unaudited Condensed Consolidated
   Statements of Earnings                         9/30/00              9/30/99        9/30/00             9/30/99
-------------------------------------------------------------------------------------------------------------------

Net sales                                        $269,905             $273,240       $743,310              749,498
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Interest income                                     1,396                1,294          4,368                4,563
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Other income                                        2,353                1,689          6,978                3,850
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                                                  273,654              276,223        754,656              757,911
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Cost of products sold                             168,803              170,122        459,795              458,648
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Engineering, selling, administrative
   and other expenses                              72,092               72,068        210,489              215,123
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Interest expense                                    2,137                2,239          6,476                7,238
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                                                  243,032              244,429        676,760              681,009
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Earnings before income taxes                       30,622               31,794         77,896               76,902
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Income taxes                                       12,708               13,738         32,327               32,683
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Net earnings                                     $ 17,914             $ 18,056       $ 45,569             $ 44,219
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Net earnings per share - Basic                   $   0.87             $   0.83       $   2.20             $   2.02
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Net earnings per share - Diluted                 $   0.86             $   0.82       $   2.19             $   2.01
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Cash dividends per share                         $  0.295             $  0.285       $  0.885             $  0.855
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Depreciation included in expense                 $ 10,660             $  9,677       $ 29,877             $ 29,823
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Amortization included in expense                 $  2,635             $  2,493       $  7,763             $  7,398
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Average shares outstanding - Basic                 20,697               21,873         20,721               21,885
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Average shares outstanding - Diluted               20,793               21,940         20,782               21,957
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
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

                                                                                   (In thousands)
                                                                            -------------------------------
                                                                                  Nine Months Ended
                                                                            -------------------------------
Unaudited Condensed Consolidated
   Statements of Cash Flows                                                   9/30/00             9/30/99
-----------------------------------------------------------------------------------------------------------
Operating Activities
-----------------------------------------------------------------------------------------------------------
  Net earnings                                                               $ 45,569             $ 44,219
-----------------------------------------------------------------------------------------------------------
  Provision for depreciation and amortization                                  37,640               37,221
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  Increase (decrease) in operating
   assets and liabilities - net                                               (11,161)               3,302
-----------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                  72,048               84,742
-----------------------------------------------------------------------------------------------------------
Investing Activities
-----------------------------------------------------------------------------------------------------------
  Additions to property, plant and equipment                                  (15,364)             (28,147)
-----------------------------------------------------------------------------------------------------------
  Purchases of investments                                                     (8,425)             (11,628)
-----------------------------------------------------------------------------------------------------------
  Maturities of investments                                                     7,944                8,715
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  Payments for acquisitions of businesses                                      (4,632)              (4,357)
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    Net cash used in investing activities                                     (20,477)             (35,417)
-----------------------------------------------------------------------------------------------------------
Financing Activities
-----------------------------------------------------------------------------------------------------------
  Principal payments on short-term notes
   payable and other long-term liabilities                                       (692)              (7,125)
-----------------------------------------------------------------------------------------------------------
  Cash dividends                                                              (18,398)             (18,744)
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  Purchases of Common Stock and
   Class A Common Stock                                                        (1,725)              (1,212)
-----------------------------------------------------------------------------------------------------------
    Net cash used in financing activities                                     (20,815)             (27,081)
-----------------------------------------------------------------------------------------------------------
Effect of exchange rate changes
   on cash and cash equivalents                                                (2,116)              (3,288)
-----------------------------------------------------------------------------------------------------------
    Increase in cash and cash equivalents                                      28,640               18,956
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Cash and cash equivalents at beginning of year                                 50,633               37,912
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    Cash and cash equivalents at end of period                               $ 79,273             $ 56,868
-----------------------------------------------------------------------------------------------------------

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
BANDAG, INCORPORATED AND SUBSIDIARIES
                                                                                          (In thousands)
                                                                             ---------------------------------------
                                                                                    Sept. 30,            Dec. 31,
                                                                             ---------------------------------------
Unaudited Condensed Consolidated Balance Sheets                                        2000                 1999
--------------------------------------------------------------------------------------------------------------------
ASSETS:
--------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                                                             $ 79,273             $ 50,633
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Investments                                                                              9,942                9,461
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Accounts receivable - net                                                              194,596              199,710
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Inventories:
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  Finished products                                                                     95,808               94,278
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  Materials & work-in-process                                                           16,333               16,244
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                                                                                       112,141              110,522
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Other current assets                                                                    58,323               57,792
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  Total current assets                                                                 454,275              428,118
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Property, plant, and equipment                                                         507,958              502,787
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  Less accumulated depreciation                                                       (323,688)            (304,802)
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                                                                                       184,270              197,985
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Other assets, net                                                                       98,624               96,318
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  Total assets                                                                       $ 737,169            $ 722,421
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LIABILITIES & STOCKHOLDERS' EQUITY:
--------------------------------------------------------------------------------------------------------------------
Accounts payable                                                                      $ 24,556             $ 33,472
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Income taxes payable                                                                    25,579               18,998
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Accrued employee compensation and benefits                                              23,269               25,530
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Accrued marketing expenses                                                              27,486               27,190
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Other accrued expenses                                                                  45,041               45,823
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Short-term notes payable and current
  portion of other obligations                                                           2,536                3,040
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  Total current liabilities                                                            148,467              154,053
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Long-term debt and other obligations                                                   110,907              111,151
--------------------------------------------------------------------------------------------------------------------
Deferred income tax liabilities                                                          2,827                3,142
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Stockholders' equity:
--------------------------------------------------------------------------------------------------------------------
  Common Stock; $1 par value; authorized - 21,500,000 shares;
    Issued and outstanding - 9,052,676 shares in 2000;
    9,088,403 in 1999                                                                    9,053                9,088
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  Class A Common Stock; $1 par value; authorized -
    50,000,000 shares; Issued and outstanding - 9,614,634
    shares in 2000; 9,637,187 in 1999                                                    9,615                9,637
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  Class B Common Stock; $1 par value; authorized -
    8,500,000 shares; Issued and outstanding - 2,039,775
    shares in 2000; 2,045,251 in 1999                                                    2,040                2,045
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  Additional paid-in capital                                                             7,497                7,476
--------------------------------------------------------------------------------------------------------------------
  Retained earnings                                                                    481,821              456,247
--------------------------------------------------------------------------------------------------------------------
  Equity adjustment from foreign currency translation                                  (35,058)             (30,418)
--------------------------------------------------------------------------------------------------------------------
    Total equity                                                                       474,968              454,075
--------------------------------------------------------------------------------------------------------------------
    Total liabilities & stockholders' equity                                         $ 737,169            $ 722,421
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